UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 7, 2018

Triumph Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-36722	20-0477066
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12700 Park Central Drive, Suite 1700, Dallas, Texas 75251
(Address of principal executive offices and zip code)
(214) 365-6900
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under The Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under The Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.01. Completion of Acquisition or Disposition of Assets.

Durango Merger
On September 7, 2018, Triumph Bancorp, Inc., a Texas corporation (the "Company"), completed its previously announced acquisition of First Bancorp of Durango, Inc., a Colorado corporation ("Durango"), pursuant to the terms of the Agreement and Plan of Merger, dated as of April 9, 2018, by and between the Company and Durango (the "Durango Merger Agreement").  At the effective time of the merger, Durango merged with and into the Company (the "Durango Merger"), with the Company continuing as the surviving corporation in the Durango Merger.  Pursuant to and subject to the terms of the Durango Merger Agreement, at the effective time of the Durango Merger, each outstanding share of Durango common stock was converted into the right to receive a pro rata share of approximately $134,667,494, reflecting a purchase price of $134,500,000 in cash as adjusted pursuant to the Durango Merger Agreement based upon Durango's tangible book value at the closing of the Durango Merger.
Following the consummation of the Durango Merger, each of First National Bank of Durango, a national bank and wholly owned subsidiary of Durango, and Bank of New Mexico, a New Mexico-chartered bank and a wholly owned subsidiary of Durango, merged with and into the Company's wholly owned bank subsidiary, TBK Bank, SSB ("TBK Bank"), with TBK Bank surviving the bank mergers.
The foregoing description of the Durango Merger and the Durango Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Durango Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated by reference herein.
SCC Merger
On September 7, 2018, the Company completed its previously announced acquisition of Southern Colorado Corp., a Colorado corporation ("SCC"), pursuant to the terms of the Agreement and Plan of Merger, dated as of April 9, 2018, by and between the Company and SCC (the "SCC Merger Agreement").  At the effective time of the merger, SCC merged with and into the Company (the "SCC Merger"), with the Company continuing as the surviving corporation in the SCC Merger.  Pursuant to and subject to the terms of the SCC Merger Agreement, at the effective time of the SCC Merger, each outstanding share of SCC common stock was converted into the right to receive a pro rata share of approximately $13,293,893, reflecting a purchase price of $13,028,000 in cash as adjusted pursuant to the SCC Merger Agreement based upon SCC's tangible book value at the closing of the SCC Merger.
Following the consummation of the SCC Merger, Citizens Bank of Pagosa Springs, a Colorado-chartered bank and wholly owned subsidiary of SCC, merged with and into TBK Bank, with TBK Bank surviving the bank merger.
The foregoing description of the SCC Merger and the SCC Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the SCC Merger Agreement, which is attached hereto as Exhibit 2.2 and incorporated by reference herein.
Item 8.01. Other Events.

On September 7, 2018 the Company issued a press release announcing the completion of the acquisitions. A copy of the press release is attached hereto as Exhibit 99.1.
Forward-Looking Statements

This Report may contain forward-looking statements within the meaning of the federal securities laws.  Investors are cautioned that such statements, including statements with respect to the expected benefits of the transactions, are predictions and that actual events or results may differ materially.  These forward-looking statements are not guarantees of future results and are subject to factors that could cause actual results to differ materially from those we may expect, including, but not limited to:  economic, political and market conditions and fluctuations; competition; the possibility that the expected benefits related to the transactions may not materialize as expected; our being unable to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within the expected time-frames or at all; and other factors identified in our filings with the Securities and Exchange Commission (the "SEC").  For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" and the forward-looking statement disclosure contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on February 13, 2018 and in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2018, filed with the SEC on July 20, 2018.  Forward-looking statements speak only as of the date made and the Company undertakes no duty to update such information.

Item 9.01. Financial Statement and Exhibits.

(a) Financial Statements of Business Acquired

The Company intends to file the financial statements of Durango and SCC required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

(b) Pro Forma Financial Information

The Company intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K not later than 71 days after the required filing date for this Current Report on Form 8-K.

(d)  Exhibits
Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of April 9, 2018, by and between Triumph Bancorp, Inc. and First Bancorp of Durango, Inc. (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the SEC on April 9, 2018)*

2.2
Agreement and Plan of Merger, dated as of April 9, 2018, by and between Triumph Bancorp, Inc. and Southern Colorado Corp. (incorporated by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K filed with the SEC on April 9, 2018)*

99.1	Press Release, dated September 7, 2018
*The schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIUMPH BANCORP, INC.

Date: September 7, 2018	By:	/s/ Adam D. Nelson
Name: Adam D. Nelson
Title: Executive Vice President and General Counsel